                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 21, 2003 (November 20, 2003)
                                                --------------------------------------

                            ENERGY WEST, INCORPORATED
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             (Exact name of registrant as specified in its charter)

           MONTANA                      0-14183                81-0141785
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)

1 First Avenue South, Great Falls, Montana                       59401
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 (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code           (406) 791-7500
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                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

          On November 20, 2003, Energy West, Incorporated (the "Company")
reached an agreement (the "Agreement") with J. Michael Gorman, Lawrence P.
Haren, Richard M. Osborne, Thomas J. Smith (collectively, the "Committee") and
Turkey Vulture Fund XIII, Ltd. (the "Fund") to resolve the proxy contest initiated by the Committee to Re-Energize Energy West and settle all pending litigation outstanding between the Fund and the Company. Pursuant to the
Agreement, the Company has rescheduled its 2003 Annual Meeting of Shareholders to Wednesday, December 3, 2003, at 9:00 a.m. at the Great Falls Civic Center in
Great Falls, Montana and the Committee has terminated its solicitation of proxies in opposition to the Company's proposed slate of directors and has agreed not to nominate any person to the Company's Board of Directors or vote its shares at the 2003 Annual Meeting. The Company has agreed to, immediately following the conclusion of the 2003 Annual Meeting, expand the size of its
Board of Directors to nine members and appoint Richard M. Osborne and Thomas J.
Smith, two of the Committee's proposed nominees, and David A. Cerotzke, a mutually agreed upon candidate to the Board of Directors. Under the Agreement,
George D. Ruff will resign as a member of the Board of Directors immediately following the 2003 Annual Meeting. Additionally, the Company and the Fund and
all other related parties have agreed to dismiss, with prejudice, all claims in the pending lawsuit between the parties. The Agreement provides that through the
Company's 2004 Annual Meeting, the Committee and the Fund have agreed not to nominate any person for director and have generally agreed not to solict proxies from shareholders, including for the election of directors, until the conclusion of the 2004 Annual Meeting of Shareholders, provided that the Company renominates Mr. Smith and Mr. Osborne (or other designees of the Committee and the Fund) for election at the 2004 Annual Meeting. The Company has also agreed to withdraw the Form U-1 filed with the Securities and Exchange Commission by the Company on September 23, 2003 no later than December 2, 2003.

         The Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The discussion relating to the Agreement in Item 5 is qualified in its entirety to the Agreement attached as Exhibit 10.1. The Company and the Committee jointly announced today the principal terms of the agreement by Press Release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

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Item 7.     Financial Statements and Exhibits.

         (c) EXHIBITS. The following exhibits are filed herewith:

         10.1       Agreement  dated  November  20,  2003  between  and among J.
                    Michael  Gorman,  Lawrence  P.  Haren,  Richard M.  Osborne,
                    Thomas J. Smith,  Turkey  Vulture Fund XIII,  Ltd.,  an Ohio
                    limited liability company and Energy West, Incorporated.

         99.1       Press Release dated November 21, 2003

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  November 21, 2003      ENERGY WEST, INCORPORATED

                                       By:  /s/ John C. Allen
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                                           John C. Allen
                                           Interim President and Chief Executive
                                           Officer